ForeInvestors Choice Variable Annuity – I Share

Supplement Dated November 18, 2021 to your

Prospectus dated May 3, 2021

Goldman Sachs Global Trends Allocation Fund

Recently, the Board of Trustees of the Goldman Sachs Variable Insurance Trust approved a change to the name of the Goldman Sachs Global Trends Allocation Fund.

Effective after the close of business on December 31, 2021, the Goldman Sachs Global Trends Allocation Fund will be renamed the Goldman Sachs Trend Driven Allocation Fund.

Accordingly, effective at the close of business on December 31, 2021, all references in the prospectus to Goldman Sachs Global Trends Allocation Fund are deleted and replaced with Goldman Sachs Trend Driven Allocation Fund.

This Supplement Should Be Retained For Future Reference.

FIC-I-111821-NC